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Independent Accountant’s Report on Applying Asset Agreed Upon Procedures

The Board of Directors of
NewDay Funding Master Issuer PLC
1 Bartholomew Lane
London
EC2N 2AX
United Kingdom
(the “Issuer”)
The Board of Directors of
NewDay Ltd
7 Handyside Street
London
N1C 4DA
United Kingdom
(the “Originator”)
NewDay Cards Ltd
7 Handyside Street
London
N1C 4DA
United Kingdom
(“NewDay Cards”, the “Co-Arranger”)

Citigroup Global Markets Limited
Citigroup Centre
Canada Square,
Canary Wharf
London
E14 5LB
(“Citi”)

Société Générale S.A.
29, Boulevard Haussmann
Paris
75009
(“SocGen” and, together with Citi, the “Arrangers”)

HSBC Bank plc
8 Canada Square
London
E14 5HQ
(“HSBC”)

BNP Paribas, London Branch
16 boulevard des Italiens
75009 Paris
France
(“BNPP” and, together with HSBC and the Arrangers, the “Joint Lead Managers” and the “Dealers”)

6 July 2022

Dear Sirs/Madams,

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PROPOSED ISSUE NEWDAY FUNDING MASTER ISSUER PLC OF SERIES 2022-2 CREDIT CARD RECEIVABLES-BACKED FLOATING AND/OR FIXED RATE NOTES (the “Issue”)

We have performed the procedures enumerated below on certain credit card receivables (the “Loan Pool”), which were agreed to by the Issuer, the Originator, the Co-Arranger, the Arrangers, the Joint Lead Managers and the Dealers (as defined in the Engagement Letter). The procedures were performed to assist you in evaluating the validity of certain characteristics of the Loan Pool. This agreed upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. The appropriateness of these procedures is solely the responsibility of the Issuer, the Originator, the Co-Arranger, the Arrangers, the Joint Lead Managers and the Dealers. Consequently, we make no representation regarding the appropriateness of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

This report (the “Asset Agreed Upon Procedures Report”) is addressed to the Board of Directors of the Issuer, the Board of Directors of the Originator, the Co-Arranger, the Arrangers, the Joint Lead Managers and the Dealers identified in the Engagement Letter who have agreed to participate in the proposed Issue.

These procedures were established with the Issuer and the Originator and the appropriateness of the procedures is solely the responsibility of the Issuer, the Originator, the Co-Arranger, the Arrangers, the Joint Lead Managers and the Dealers as discussed above. The Issuer and the Originator shall be solely responsible for providing accurate and complete information requested by Deloitte necessary to perform the procedures. Deloitte has no responsibility for the accuracy or completeness of the information provided by or on behalf of the Issuer and the Originator, even if Deloitte had reason to know or should have known of such inaccuracy or incompleteness.

The procedures that we performed and our findings are as follows:

1.   Scope of our work and factual findings

The procedures performed were as defined in Appendix 3 of the Engagement Letter (the “Agreed Upon Procedures”).

The Originator provided us with a data file ‘OB_FINAL_OUTPUT_AUP_List_31Dec2021.csv’ (the “First Pool Run”) containing information of the 1,776,147 account numbers in the Loan Pool as at 31 December 2021. A random sample of 459 account numbers was selected from the First Pool Run using the sampling approach below (the “Sample”).

The Originator then provided the data file ‘OB_FINAL_OUTPUT_AUP2_List_31Dec2021.xlsx’ containing additional information for each account in the Sample (and together with the First Pool Run, the “Sample Pool”) as at 31 December 2021 (the “Cut-off Date”).

We have carried out the Agreed Upon Procedures on the Sample Pool during the period 7 to 28 February 2022.

The sampling approach

Sampling confidence is the probability that the actual errors, within a total population, are contained within the range of an estimate. Precision is the range of that estimate. The precision limit is the estimated maximum predicted number of errors within the total population. Sampling confidence and precision are stated in percentages.

Attribute sampling is a method of assessing the rate of occurrences of a specified attribute in a population and requires agreed upon procedures in relation to certain characteristics of a random sample of individual loans. In this case the Agreed Upon Procedures related to the documentation and procedures that support the Sample

Pool contained in the First Pool Run. Our method of calculating attribute sample sizes is based on the binomial probability distribution.

Statistical tests can only provide estimates of the error.

The procedures we have undertaken, set out in paragraphs 2.1 to 2.11 under the pool agreed upon procedures section below, has been limited to confirming that the selected attribute from the First Pool Run information relating to the Sample Pool agreed to the original loan documentation or copies thereof provided to us in the loan file. We are entitled to assume that the loan documentation is correct and we have not sought to independently verify this information. The loan documentation used in these Agreed upon Procedures was the Credit Agreement, Experian screenshot and Vision, the primary system of record (the “System”).

Objectives

On the assumption that the information in the First Pool Run is a complete and accurate representation of the Loan Pool, the sample sizes chosen were designed with the objective of us being able to state that we are 99% confident that not more than 1% of the population of the First Pool Run contained an error in the relevant attribute. Where errors were found in the Sample Pool, we have re-calculated the percentage errors that there might be in the First Pool Run and noted the revised percentage below. It is for you to ensure you understand this basis of reporting and to determine whether the errors are acceptable to you and for the purposes of the Issue.

2.   Pool agreed upon procedures

For each loan in the Sample Pool we carried out the following agreed upon procedures and have given a confidence and precision percentage for each procedure.

For the purposes of this report, the failure of a single attribute is termed an error.

2.1	Borrower Name

2.1.1
For each loan in the Sample Pool, we compared whether the primary cardholder’s full name shown in the Sample Pool substantially agreed to the primary cardholder’s full name on the Credit Agreement, or if not available or different, on the Experian screenshot. Substantially agreed is defined as being able to identify the name where minor spelling errors or reversals of initials had occurred. We found that the primary cardholder’s full name substantially agreed to the Credit Agreement, or if not available or different, on the Experian screenshot, with no exception.

As a result of the procedures performed there is a 99% confidence that not more than 1% of the First Pool Run contained errors.

2.1.2
For each loan in the Sample Pool, we compared whether the primary cardholder’s full name shown in the Sample Pool substantially agreed to the primary cardholder’s full name on the System. Substantially agreed is defined as being able to identify the name where minor spelling errors or reversals of initials had occurred. We found that the primary cardholder’s full name substantially agreed to the System, with no exception.

As a result of the procedures performed there is a 99% confidence that not more than 1% of the First Pool Run contained errors.

2.2	Postcode

2.2.1
For each loan in the Sample Pool, we compared whether the primary cardholder’s postcode shown in the Sample Pool agreed to the postcode on the System. We found that the primary cardholder’s postcode agreed to the System, with no exception.

As a result of the procedures performed there is a 99% confidence that not more than 1% of the First Pool Run contained errors.

2.2.2
For each loan in the Sample Pool, we compared whether the primary cardholder’s postcode shown in the Sample Pool agreed to the postcode on the Credit Agreement. If the postcode on the Credit Agreement was not available or different, we agreed it to the Experian screenshot or address change details within the System. We found that the primary cardholder’s postcode agreed as above, with no exception.

As a result of the procedures performed there is a 99% confidence that not more than 1% of the First Pool Run contained errors.

2.3
Aged over 18

For each loan in the Sample Pool, we compared whether the primary cardholder’s current age was greater than 18 years old on the account opened date, by calculating the variance between the date of birth shown on the System and the account opened date. We found that the primary cardholder was aged over 18 years of age on the account opened date, with no exception.

As a result of the procedures performed there is a 99% confidence that not more than 1% of the First Pool Run contained errors.

2.4
Account Number

For each loan in the Sample Pool, we compared whether the account number shown in the Sample Pool agreed to the account number on the System. We found that the account number agreed to the System, with no exception.

As a result of the procedures performed there is a 99% confidence that not more than 1% of the First Pool Run contained errors.

2.5
Account Opened Date

For each loan in the Sample Pool, we compared whether the account opened date shown in the Sample Pool agreed to the account opened date on the System. We found that the account opened date agreed to the System, with no exception.

As a result of the procedures performed there is a 99% confidence that not more than 1% of the First Pool Run contained errors.

2.6
Purchase Interest Rate (retail APR)

For each loan in the Sample Pool, we compared whether the primary cardholder’s card purchase interest rate shown in the Sample Pool agreed to the purchase interest rate on the System or to our recalculation of the interest rate shown on the System and the methodology provided by the Originator, to within 0.055%. We found that the purchase interest rate agreed to the System or to our recalculation of the interest rate shown on the System and the methodology provided by the Originator, to within 0.055%, with no exception.

As a result of the procedures performed there is a 99% confidence that not more than 1% of the First Pool Run contained errors.

2.7
Cash APR

For each loan in the Sample Pool, we compared whether the primary cardholder’s card cash APR shown in the Sample Pool agreed to the cash APR on the System or to our recalculation of the interest rate shown on the System and the methodology provided by the Originator, to within 0.055%. We found that the cash APR agreed to the System or to our recalculation of the interest rate shown on the System and the methodology provided by the Originator, to within 0.055%, with no exception.

As a result of the procedures performed there is a 99% confidence that not more than 1% of the First Pool Run contained errors.

2.8
Credit Limit

For each loan in the Sample Pool, we compared whether the primary cardholder’s credit limit shown in the Sample Pool agreed to the latest credit limit on the System, rounded to within £1. We found that the credit limit agreed to the System, rounded to within £1, with no exception.

As a result of the procedures performed there is a 99% confidence that not more than 1% of the First Pool Run contained errors.

2.9
Balance

For each loan in the Sample Pool, we compared whether the card balance as at the Cut-off Date shown in the Sample Pool agreed to the current balance shown on the System. We found that the card balance as at the Cut-off Date, agreed to the System, with no exception.

As a result of the procedures performed there is a 99% confidence that not more than 1% of the First Pool Run contained errors.

2.10
Arrears

For each loan in the Sample Pool, we compared whether the number of cycles in arrears as at the Cut- off Date shown in the Sample Pool, agreed to the number of cycles in arrears on the System. We found that the number of cycles in arrears as at the Cut-off Date agreed to the System, with no exception.

As a result of the procedures performed there is a 99% confidence that not more than 1% of the First Pool Run contained errors.

2.11
Brand

For each loan in the Sample Pool, we compared whether the brand (Aqua, Marbles, Opus, Bip, Fluid) shown in the Sample Pool, agreed to the brand on the System. We found that the brand agreed to the System, with no exception.

As a result of the procedures performed there is a 99% confidence that not more than 1% of the First Pool Run contained errors.

3.  Scope of this Asset Agreed Upon Procedures Report

The scope of our work in preparing this Asset Agreed Upon Procedures Report was limited solely to those procedures set out above. We were not engaged to and did not conduct an audit the objective of which would be the expression of an opinion on the matters subject to the procedures described above. Accordingly we do not express any opinion or overall conclusion on the procedures we have performed. You are responsible for determining whether the scope of our work specified is sufficient for your purposes and we make no representation regarding the appropriateness of these procedures for your purposes. If we were to perform additional procedures, other matters might come to our attention that would be reported to you.

This Asset Agreed Upon Procedures Report should not be taken to supplant any other enquiries and procedures that may be necessary to satisfy the requirements of the recipients of this Asset Agreed Upon Procedures Report.

This Asset Agreed Upon Procedures Report has been prepared for use in connection with the offering of securities inside of the United States and in accordance with United States attestation standards established by the American Institute of Certified Public Accountants and not in accordance with United Kingdom or other professional standards. This Asset Agreed Upon Procedures Report is only intended to be relied on in connection with any obligations or responsibilities in connection with the Issue that you may have under any legislation, regulations and/or rule of law under United States federal or state securities law. We accept no responsibility to, and deny any liability to, any person or in any way arising from or in connection with the use of this Asset Agreed Upon Procedures Report in connection with any offering of securities outside the United States.

4.  Use of this Asset Agreed Upon Procedures Report

Subject to the terms specified in in our Engagement Letter dated 5 July 2022, this Asset Agreed Upon Procedures Report is provided solely for the private information and use of the Issuer, the Originator, the Co- Arranger, the Arrangers, the Joint Lead Managers and the Dealers and is not intended to be and should not be used by anyone other than the Issuer, the Originator, the Co-Arranger, the Arrangers, the Joint Lead Managers and the Dealers. This Agreed Upon Procedures Report should not be included in any publicly filed or publicly available document nor should this Agreed Upon Procedures Report, the services performed hereunder, or Deloitte’s engagement hereunder be referred to in any publicly filed or publicly available document, in each case, except under the terms specified in our Engagement Letter. For the avoidance of doubt, the Co-Arranger, the Arrangers, the Joint Lead Managers and the Dealers are being provided with the Asset Agreed Upon Procedures Report in their capacity as addressees and not the engaging party.

If you have any questions or would like to discuss the content of this Asset Agreed Upon Procedures Report please do not hesitate to contact Dan Keeble on 0207 303 4461.

Yours truly,

Deloitte LLP